Exhibit 10.2

SECURITY AGREEMENT

This Security Agreement (this “Agreement”), dated as of June 29, 2011, is entered into by and among MF Global Inc. (the “Borrower”) and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”) for the ratable benefit of the Administrative Agent and the Lenders under that certain 364-Day Revolving Credit Agreement, dated as of the date hereof, among the Borrower, MF Global Holdings Ltd. and MF Global Finance USA Inc. as Guarantors, Harris, N.A. and Citigroup Global Markets Inc, each as a Syndication Agent, the Administrative Agent and the other agents and Lenders from time to time party thereto (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) and JPMorgan Chase Bank, N.A. as securities intermediary for the Collateral Accounts (as defined below) (in such capacity, the “Account Bank”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, the Administrative Agent and the other agents party thereto have entered into the Credit Agreement, pursuant to which the Lenders have agreed to make Loans to the Borrower, subject to the terms and conditions of the Credit Agreement; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make Loans to the Borrower under the Credit Agreement that the Borrower shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Administrative Agent and the Lenders;

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Borrower hereby agrees as follows:

Section 1.    Definitions. Capitalized terms that are used herein and are not defined herein shall have the meanings ascribed to them in the Credit Agreement. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

“Collateral” has the meaning assigned to such term in Section 3(b).

“Customer Collateral” has the meaning assigned to such term in Section 3(a).

“Customer Collateral Account” means a Securities Account (account number [            ]) established and maintained by the Administrative Agent as a Security Intermediary as a collateral account for the purpose of pledging Customer Pledged Eligible Assets in connection with the Credit Agreement and this Agreement.

“Collateral Accounts” means each of the Customer Collateral Account and the Firm Collateral Account.

“Control” means “control” as defined in the UCC for the relevant type of property.

“Customer Obligations” mean all Obligations related to the Customer Loans.

“Entitlement Order” means an “entitlement order” as defined in the UCC.

“Firm Collateral” has the meaning assigned to such term in Section 3(b).

“Firm Collateral Account” means a Securities Account (account number [            ]) established and maintained by the Administrative Agent as a Security Intermediary as a collateral account for the purpose of pledging Firm Pledged Eligible Assets in connection with the Credit Agreement and this Agreement.

“Obligations”: the collective reference to the unpaid principal of and interest on the Loans and all other obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent or any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).

“Participant Account” means an account maintained by DTC as a Securities Intermediary for the Borrower to which Securities transactions of the Borrower effected through the facilities of DTC are debited and credited in the manner specified in the rules and procedures of DTC.

“Permitted Liens” means (a) Liens securing the payment of taxes not yet due, (b) other Liens which arise by operation of law, and not as a result of any default and liens securing the payment of taxes (provided that, in each case, such Liens do not materially interfere with the Borrower’s use of the Pledged Eligible Assets, lessen the value of the Pledged Eligible Assets as Collateral in a manner that causes a Deficiency or impair the Lien held by the Administrative Agent, for the ratable benefit of the Administrative Agent and the Lenders, in the Pledged Eligible Assets) and (c) Liens in favor of the Administrative Agent, for the ratable benefit of the Administrative Agent and the Lenders.

“Pledgee Account” means a pledgee account maintained by DTC as a Securities Intermediary for the Administrative Agent to which Securities transactions of the Administrative Agent effected through the facilities of DTC are debited and credited in the manner specified in the rules and procedures of DTC.

“Redesignation Event” means any day for which a Deficiency exists and the aggregate Loan Value of the Pledged Eligible Assets equals or exceeds the total Revolving Credit Exposure but there is either a Customer Deficiency or a Firm Deficiency, in each case, as of such preceding Business Day.

“Release” has the meaning as defined in Section 5 of this Agreement.

“Securities Account” means a “securities account” as defined in the UCC.

“Securities Intermediary” means a “securities intermediary” as defined in the UCC.

“Security” means “financial asset” as defined in Section 8-102 of the UCC.

“Security Entitlement” means a “security entitlement” as defined in the UCC.

“Transfer” means, in the case of a Security Entitlement, including without limitation, a Security Entitlement with respect to Pledged Eligible Assets, a Securities Intermediary indicating by book entry that such Security Entitlement has been credited to the transferee’s Securities Account.

“UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

Section 2.    Representations and Warranties of the Borrower. The Borrower represents and warrants to the Administrative Agent and each Lender as follows:

(a) At the time of delivery by the Borrower of any Pledged Eligible Assets Notice as described in Section 3 of this Agreement, and at the time of delivery by it of any other Securities (including Security Entitlements) to the Pledgee Account, the Customer Collateral Account or the Firm Collateral Account, as the case may be, the Borrower will have the right to pledge, assign and transfer to the Administrative Agent, and to grant to the Administrative Agent, for the ratable benefit of the Administrative Agent and the Lenders, a security interest in the Pledged Eligible Assets referred to therein or such other Securities (including Security Entitlements).

(b) Upon:

(i) the satisfaction by the Borrower of the requirements of Section 3 of this Agreement; and

(ii) the Transfer by DTC debiting the Participant Account for, and crediting to the Pledgee Account, Security Entitlements identified in a Pledged Eligible Assets Notice as Firm Pledged Eligible Assets owned by the Borrower or within its control to pledge hereunder, resulting in the Administrative Agent having Control of such Security Entitlements pursuant to Section 8-106(d)(1) of the UCC, the Administrative Agent will have, for the ratable benefit of the Lenders, a valid first priority perfected security interest in such Security Entitlements securing payment and performance of the Obligations, which security interest will be free of adverse claims (other than Permitted Liens).

(c) Upon:

(i) the satisfaction by the Borrower of the requirements of Section 3 of this Agreement; and

(ii) the Transfer by DTC debiting the Participant Account for, and crediting to the Pledgee Account, Security Entitlements identified in a Pledged Eligible Assets Notice as Customer Pledged Eligible Assets owned by the Borrower or within its control to pledge hereunder, resulting in the Administrative Agent having Control of such Security Entitlements pursuant to Section 8-106(d)(1) of the UCC, the Administrative Agent will have, for the ratable benefit of the Lenders, a valid first priority perfected security interest in such Security Entitlements securing payment and performance of the Customer Obligations, which security interest will be free of adverse claims (other than Permitted Liens).

(d) Upon:

(i) the satisfaction by the Borrower of the requirements of Section 3 of this Agreement; and

(ii) the Transfer by the Borrower to the Firm Collateral Account of Securities (including Security Entitlements) identified in a Pledged Eligible Assets Notice as Firm Pledged Eligible Assets owned by the Borrower or within its control to pledge hereunder, the Administrative Agent will have, for the ratable benefit of the Lenders, a valid first priority perfected security interest in such Securities (including Security Entitlements) securing payment and performance of the Obligations, which security interest will be free of adverse claims (other than Permitted Liens).

(e) Upon:

(i) the satisfaction by the Borrower of the requirements of Section 3 of this Agreement; and

(ii) the Transfer by the Borrower to the Customer Collateral Account of Securities (including Security Entitlements) identified in a Pledged Eligible Assets Notice as Customer Pledged Eligible Assets owned by the Borrower or within its control to pledge hereunder, the Administrative Agent will have, for the ratable benefit of the Lenders, a valid first priority perfected security interest in such Securities (including Security Entitlements) securing payment and performance of the Customer Obligations, which security interest will be free of adverse claims (other than Permitted Liens).

(f) All information set forth in each Pledged Eligible Assets Notice will be true and correct in all material respects as of the date of delivery to the Administrative Agent of such Pledged Eligible Assets Notice.

Section 3.    Pledge; Perfection of Lien. (a) As security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all Customer Obligations, the Borrower hereby pledges, assigns and transfers to the Administrative Agent, and grants to the Administrative Agent, for the ratable benefit of the Administrative Agent and the Lenders, a security interest in any and all rights, title and interests of the Borrower from time to time in and to all Securities identified in a Pledged Eligible Assets Notice as Customer Pledged Eligible Assets (including Security Entitlements) from time to time credited at the direction of the Borrower to the Pledgee Account or Transferred to the Customer Collateral Account and not released therefrom pursuant to Section 4 or Section 5, and any Securities (including Security Entitlements) or cash received in exchange therefor or on account of payments thereon while such Securities (including Security Entitlements) are held in the Pledgee Account or the Customer Collateral Account or otherwise by the Administrative Agent pursuant to Section 7 (the foregoing, collectively, the “Customer Collateral”).

(b) As security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all Obligations, the Borrower hereby pledges, assigns and transfers to the Administrative Agent, and grants to the Administrative Agent, for the ratable benefit of the Administrative Agent and the Lenders, a security interest in any and all rights, title and interests of the

Borrower from time to time in and to all Securities (other than any identified in a Pledged Eligible Assets Notice as Customer Pledged Eligible Assets and including Security Entitlements) from time to time credited at the direction of the Borrower to the Pledgee Account or Transferred to the Firm Collateral Account and not released therefrom pursuant to Section 4 or Section 5, and any Securities (including Security Entitlements) or cash received in exchange therefor or on account of payments thereon while such Securities (including Security Entitlements) are held in the Pledgee Account or the Firm Collateral Account or otherwise by the Administrative Agent pursuant to Section 7 (the foregoing, collectively, the “Firm Collateral”, and together with the Customer Collateral, the “Collateral”).

(c) In order to perfect the security interest of the Administrative Agent therein, the Borrower shall, prior to or concurrently with the delivery of each Pledged Eligible Assets Notice:

(i) take such action as is required under DTC’s rules and procedures to direct DTC to Transfer to the Administrative Agent on its books (by debiting the Participant Account and crediting the Pledgee Account) the Security Entitlements with respect to the Eligible Assets referred to in such Pledged Eligible Assets Notice (or such other Securities (including Security Entitlements) in lieu thereof or in addition thereto as the Borrower may determine), such that the Administrative Agent shall have Control of such Security Entitlements pursuant to Section 8-106(d)(1) of the UCC; or

(ii) transfer or caused to be Transferred to the Customer Collateral Account or the Firm Collateral Account, as the case may be, the Security Entitlements with respect to the Eligible Assets referred to in such Pledged Eligible Assets Notice (or such other Securities (including Security Entitlements) in lieu thereof or in addition thereto as the Borrower may determine).

Section 4.    Disposition of Pledged Eligible Assets When No Loans Are Outstanding. (a) At any time when there are no Customer Loans outstanding (either because no Customer Loans have been made to the Borrower or any Customer Loans that have been made to the Borrower have been repaid in full) and no other Customer Obligations that are then due and payable are unpaid, at the sole cost and expense of the Borrower, the Administrative Agent shall from time to time Transfer to the Borrower (or cause to be Transferred by taking such action as is required under DTC’s rules and procedures to cause DTC to Transfer to the Borrower on its books by debiting the Pledgee Account and crediting the Participant Account) within one hour of any such request by the Borrower, all or such portion of Securities identified in a Pledged Eligible Assets Notice as Customer Pledged Eligible Assets (including Security Entitlements) then subject to the Control of the Administrative Agent or in the Customer Collateral Account as shall be requested by the Borrower, and upon such Transfer the Administrative Agent’s security interests in such Securities (including Security Entitlements) shall automatically terminate and be released without any further action by any other Person.

(b) At any time when there are no Loans outstanding (either because no Loans have been made to the Borrower or any Loans that have been made to the Borrower have been repaid in full) and no other Obligations that are then due and payable are unpaid, at the sole cost and expense of the Borrower, the Administrative Agent shall from time to time Transfer to the Borrower (or cause to be Transferred by taking such action as is required under DTC’s rules and procedures to cause DTC to Transfer to the Borrower on its books by debiting the Pledgee Account and crediting the Participant Account) within one hour of any such request by the Borrower, all or such portion of Securities (including Security Entitlements) then subject to the Control of the Administrative Agent or in the Customer Collateral Account or the Firm Collateral Account, as the case may be, as shall be requested by the Borrower, and upon such Transfer the Administrative Agent’s security interests in such Securities (including Security

Entitlements) shall automatically terminate and be released without any further action by any other Person.

Section 5.    Release of Pledged Eligible Assets When Loans are Outstanding and No Event of Default Shall Have Occurred and be Continuing. (a) At any time when there are Customer Loans outstanding, but no Event of Default shall have occurred and be continuing, at the request of the Borrower (such request a “Customer Release Request”), the Administrative Agent shall Transfer and release to the Borrower at the sole cost and expense of the Borrower (or cause to be Transferred by taking such action as is required under DTC’s rules and procedures to cause DTC to Transfer and release to the Borrower or such other Person or Persons on its books by debiting the Pledgee Account and crediting the Participant Account) (such release, in either case, a “Customer Release”) within one hour of any such Customer Release Request by the Borrower such portion of the Securities identified in a Pledged Eligible Assets Notice as Customer Pledged Eligible Assets (including Security Entitlements) then subject to the Control of the Administrative Agent or in the Customer Collateral Account as shall be requested by the Borrower and the Administrative Agent shall make such Customer Release so long as no Customer Deficiency would exist after giving effect to such Customer Release, and, upon such Customer Release, the Administrative Agent’s security interests in such Securities (and Security Entitlements) shall terminate and be released.

(b) At any time when there are Loans outstanding, but no Event of Default shall have occurred and be continuing, at the request of the Borrower (such request a “Firm Release Request”), the Administrative Agent shall Transfer and release to the Borrower, at the sole cost and expense of the Borrower (or cause to be Transferred by taking such action as is required under DTC’s rules and procedures to cause DTC to Transfer and release to the Borrower or such other Person or Persons on its books by debiting the Pledgee Account and crediting the Participant Account) (such release a “Firm Release”) within one hour of any such Firm Release Request by the Borrower such portion of the Securities (other than any identified in a Pledged Eligible Assets Notice as Customer Pledged Eligible Assets and including Security Entitlements) then subject to the Control of the Administrative Agent or in the Firm Collateral Account as shall be requested by the Borrower and the Administrative Agent shall make such Firm Release so long as no Firm Deficiency would exist after giving effect to such Firm Release, and, upon such Firm Release, the Administrative Agent’s security interests in such Securities (and Security Entitlements) shall terminate and be released.

Section 6.    Redesignation of Customer Loans. During (i) any Business Day on which it has received notice that a Redesignation Event has occurred or (ii) any other Business Day on which unpaid Obligations remain outstanding, the Borrower may, in each case, deliver to the Administrative Agent a notice pursuant to which the Borrower may (A) in the case of a redesignation pursuant to clause (i) above (after giving effect to any transfer of additional Pledged Eligible Assets by such Pledgor pursuant to Section 3 on such day or any repayment of Loans pursuant to Section 2.08 of the Credit Agreement on such day), redesignate one or more Loans (or portions thereof) which, as of such day, are designated as being secured by Pledged Eligible Assets for which a Deficiency exists on such day so that, after giving effect to the redesignations indicated in such Notice, such Pledgor shall be in compliance with respect to Section 6.08 of the Credit Agreement and (B) in the case of a redesignation pursuant to clause (ii) above, redesignate one or more Loans (or portions thereof) of such Pledgor as being secured by the other Pledged Eligible Assets of such Pledgor so long as, following the redesignation indicated in such notice, such Pledgor shall be in compliance with Section 6.08 of the Credit Agreement on such day; provided that all such redesignations pursuant to this Section 6 shall be in compliance with applicable laws and regulations.

Section 7.    Further Assurances. The Borrower agrees that at any time and from time to time, at the sole cost and expense of the Borrower, the Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Administrative Agent may request, in order to perfect and protect any security interest granted by the Borrower to the Administrative Agent for the ratable benefit of the Administrative Agent and the Lenders under this Agreement or to enable the Administrative Agent to exercise and enforce its rights and remedies with respect to any Securities (including Security Entitlements) pledged under this Agreement.

Section 8.    Remedies Upon Default; Rights Under UCC.

(a) Upon the occurrence of any Event of Default and at any time thereafter, if an Event of Default shall then be continuing and any Obligations shall then be outstanding and due and payable, the Administrative Agent may, subject to applicable law and the requirements of the Credit Agreement, with respect to any Securities (including Security Entitlements) or other Collateral delivered to the Administrative Agent pursuant to Section 3 that have not been previously released pursuant to Section 4 or 5 of this Agreement:

(i) direct DTC to Transfer such Securities (including Security Entitlements) or other Collateral from the Pledgee Account to the omnibus account of the Administrative Agent or its nominee; and/or

(ii) Transfer such Securities (including Security Entitlements) or other Collateral from the Customer Collateral Account or the Firm Collateral Account, as the case may be, to the omnibus account of the Administrative Agent or its nominee; and/or

(iii) sell or order the sale of all or any part of such Securities (including Security Entitlements) or other Collateral in any market and at any price deemed by the Administrative Agent to be fair and reasonable in the circumstances.

(b) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and, in addition to the rights and remedies provided for in this Agreement, the Borrower agrees that the Administrative Agent shall be entitled to exercise all of the rights and remedies available to a secured party under the UCC or under any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may upon the occurrence and during the continuance of an Event of Default, forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption by the Borrower, which right or equity is hereby waived and released. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder.

Section 9.    Deficiency. The Borrower shall remain liable for any deficiency if the proceeds of any application, sale or other disposition of any Collateral are insufficient to pay the Obligations secured thereby and the reasonable fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency (with regard to fees and disbursements of any attorneys, to the extent the Borrower is required to pay or reimburse such fees and disbursements pursuant to Section 9.03 of the Credit Agreement).

Section 10.    Application of Proceeds. The Administrative Agent shall apply the net proceeds of any collection, recovery, receipt, appropriation, realization or sale or any other action taken by it in respect of the Collateral pursuant to Section 7, after deducting all costs and expenses of every kind incurred therein or incidental to the care or safekeeping or otherwise of any or all of the Collateral or in any way relating to the rights of the Administrative Agent and the Lenders under this Agreement, including, without limitation, the expenses and reasonable fees of the Administrative Agent’s counsel, to the payment in whole or in part of the Obligations or the Customer Obligations, as the case may be, in the following order:

First, to pay incurred and unpaid fees and expenses of the Administrative Agent under the Loan Documents and included in the Obligations or the Customer Obligations, as the case may be (as reasonably determined by the Administrative Agent);

Second, to the Administrative Agent for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Obligations or the Customer Obligations, as the case may be, pro rata among the Lenders according to the amounts of the Obligations or the Customer Obligations, as the case may be, then due and owing and remaining unpaid to the Lenders; and

Third, any balance remaining after the Obligations or the Customer Obligations, as the case may be, shall have been paid in full and the Commitments shall have terminated and after the payment by the Administrative Agent of any other amount required by any provision of law, the surplus, if any, shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

Section 11.    The Administrative Agent.

(a) Administrative Agent’s Appointment as Attorney-in-Fact, etc.

(i) The Borrower hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, for the purpose of carrying out the terms of this Agreement, after the occurrence and during the continuance of an Event of Default, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement.

(ii) If the Borrower fails to perform or comply with any of its agreements contained herein, after the occurrence and during the continuance of an Event of Default, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(iii) The Borrower hereby irrevocably authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of the Borrower in such form and in such offices as the Administrative Agent determines is appropriate to perfect the security interests of the Administrative Agent on behalf of Lenders under this Agreement or any other Loan Document.

(iv) The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

(b) Duty of Administrative Agent. The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof, except as otherwise set forth herein. The powers conferred on the Administrative Agent hereunder are solely to protect the Administrative Agent’s interests in the Collateral and shall not impose any duty upon the Administrative Agent to exercise any such powers. The Administrative Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for its own (or its officers’, directors’, employees’ or agents’) gross negligence or willful misconduct.

(c) Agreement to Appoint Agent for Holding Pledged Eligible Assets. If the Administrative Agent shall cease to be a participant of DTC at any time during the term of the Credit Agreement, the Administrative Agent will promptly enter into a written agreement with a DTC participant selected by the Administrative Agent (which may be an affiliate of the Administrative Agent) pursuant to which such DTC participant will agree to act as the Administrative Agent’s agent for the purpose of holding the Security Entitlements in such DTC participant’s pledgee account with DTC, and the Administrative Agent will maintain such agreement (or a similar agreement with another DTC participant selected by the Administrative Agent) so long as the Credit Agreement remains in effect.

Section 12.    Amendments, Waivers and Consents. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 9.02 of the Credit Agreement. No failure on the part of the Administrative Agent to exercise, and no delay in exercising any right, power or remedy under this Agreement shall operate as a waiver of such right, power or remedy, nor shall any single or partial exercise of any such right, power or remedy by the Administrative Agent preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

Section 13.    Successors and Assigns. This Agreement shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns; provided, however, that the Borrower may not assign any of its rights or obligations hereunder without the prior written consent of the Administrative Agent.

Section 14.    Notices. All notices and other communications provided for under this Agreement shall be effective if given in accordance with Section 9.01 of the Credit Agreement.

Section 15.    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. REGARDLESS OF ANY PROVISION IN ANY OTHER AGREEMENT, FOR PURPOSES OF THE UCC, NEW YORK SHALL BE DEEMED TO BE JPMORGAN CHASE BANK, N.A.’S JURISDICTION (INCLUDING IN ITS CAPACITY AS ACCOUNT BANK).

Section 16.    Termination. Subject to the provisions of Section 17 of this Agreement, this Agreement shall automatically terminate and the security interests created hereby shall automatically terminate and be released when all the Obligations have been fully paid and performed (other than contingent indemnification obligations for which no claim has been made) and the Commitments under the Credit Agreement have been terminated, at which time the Administrative Agent shall reassign (or cause to be reassigned) to the Borrower (at the Borrower’s sole cost and expense), or to such person or persons as the Borrower shall designate, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Administrative Agent pursuant to the terms of this Agreement and shall still be held under this Agreement, together with appropriate instruments of reassignment and release that may be reasonably requested by the Borrower.

Section 17.    Payments Set Aside. Notwithstanding the provisions of Section 16 of this Agreement, to the extent that the Borrower makes a payment or payments to the Administrative Agent or the Administrative Agent or any Lender enforces its security interests or exercises its right of setoff under the Loan Documents, and such payment or payments or the proceeds of such enforcement or setoff or any part of such payment or payments or proceeds are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the Obligation or part of such Obligation originally intended to be satisfied shall be revived (and the Borrower shall cause to be pledged to the Administrative Agent, for the ratable benefit of the Administrative Agent and the Lenders, additional Collateral in an amount sufficient to secure such Obligation, to the extent necessary in the Administrative Agent’s sole judgment) and continue in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

Section 18.    Interpretation; Partial Invalidity. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

Section 19.    Counterparts. This Agreement may be executed in any number of counterparts (including by telecopy or via electronic mail) and by each of the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and both of which taken together shall constitute one and the same agreement.

Section 20.    Section Headings. The section headings used in this Agreement are for convenience of reference only and shall not define or limit the provisions of this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement by their duly authorized officers as of the day and year first above written.

MF GLOBAL INC.

By:	/s/ David Dunne
Name:
Title:

[MF Global – Signature Page to Security Agreement]

ACCEPTED:

JPMORGAN CHASE BANK, N.A.,
individually, as Account Bank and as Administrative Agent

By:	/s/ Henry E. Steuart
Name:
Title:

[MF Global – Signature Page to Security Agreement]